UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

AMM Funds

(Exact Name of Registrant as Specified in Charter)

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)  (Zip Code)

Gabriel B. Wisdom

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  858-755-0909

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

July 31, 2010

Dear Fellow Shareholders,

For the fiscal year ended July 31, 2010, the Fallen Angels Income Fund has increased 14.62%, while its benchmark, the Dow Jones Moderate Portfolio Index increased 14.88%.  The Fallen Angels Value Fund has increased 2.45%, while its benchmark, the S&P 500 increased 13.83%.

It is no secret that the last four years have been especially challenging for assets like stocks, real estate and commodities.  Ambiguity regarding the post crisis direction of the global economy has caused us to position our portfolios defensively and, in the case of the Value Fund, to trade more frequently over the last 12 months.  This means holding sizable cash positions from time to time and, where we feel it is prudent, selling positions at a short-term gain or loss.  In fact, over the last year the cash position in the Fallen Angels Value fund has, at times, exceeded 50%.  We don’t view a 50% allocation to cash as typical, and in a more normalized economic environment we would expect the allocation to be less than 10%.  However, in our opinion, this has been far from a normal economic environment.

On the one hand, corporate profitability continues to improve, companies hold sizeable cash balances on their balance sheets, interest rates are low and the fed has shown a willingness to fight deflationary tendencies in the economy by printing money.  These are all positive “tailwinds” for stocks and other investments.  On the other hand, housing remains depressed, consumer confidence, which accounts for approximately 70% of GDP, is still in recessionary territory, and GDP growth which hit 3.7% in the first quarter of 2010 slowed to a 1.6% pace in the second quarter (not exactly a sign of a robust economic recovery).  The uncertainty arising from these mixed signals is the reason why we have taken a more conservative approach.  While this approach has served the funds well during periods of downside market volatility, it has had a negative impact on relative performance during market rallies.

Regardless of economic conditions, our investment process remains the same.  We are focused on selecting high quality businesses and purchasing their securities at value prices.  We define high quality as companies with strong balance sheets, high returns on shareholder equity, high free cash flow and/or possessing favorable earnings and revenue growth characteristics.  Over time we believe a portfolio structured around these kinds of investments, purchased at discount prices, and continuously monitored for new opportunities will provide favorable long-term returns on capital.

We have a great degree of faith in our investment methodology.  As such, partners and employees of AMM have invested the great majority of their 401-k accounts in the two Fallen Angles Funds.  We feel immensely privileged to be entrusted with the stewardship of your capital and will continue to do our best every day to protect and grow your wealth.

Sincerely Yours,

Gabriel B. Wisdom

Portfolio Manager/President

Michael J. Moore

Portfolio Manager/Treasurer

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2010

FUND/INDEX	One Year	Three Year	Since Inception
The Fallen Angels Value Fund	2.45%	(8.72)%	(6.20)%
S&P 500 Index	13.83%	(6.78)%	(3.86)%

Growth of $10,000
20,000
15,000
10,000
5,000
0
11/10/2006
1/31/2007
4/30/2007
7/31/2007
10/31/2007
1/31/2008
4/30/2008
7/31/2008
10/31/2008
1/31/2009
4/30/2009
7/31/2009
10/31/2009
1/31/2010
4/30/2010
7/31/2010
The Fallen Angels Value Fund ($7,879)
S&P 500 Index ($8,636)

 The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

                              Periods Ended 7/31/2010

FUND/INDEX	One Year	Three Year	Since Inception
The Fallen Angels Income Fund	14.62%	(3.97)%	(3.16)%
Dow Jones Moderate Portfolio Index	14.88%	0.56%	2.36%

The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

           PORTFOLIO ANALYSIS

              JULY 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

AMM FUNDS

THE FALLEN ANGELS INCOME FUND

           PORTFOLIO ANALYSIS

              JULY 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the class of securities the underlying securities represent as a percentage of the portfolio of investments.

	Fallen Angels Value Fund
	Schedule of Investments
	July 31, 2010

Shares		Value

COMMON STOCKS - 41.14%

Consumer Staples - 1.69%
10,000	Altria Group, Inc.	$ 221,600

Energy - 1.61%
10,000	Chesapeake Energy Corp.	210,300

Financials - 19.54%
1,178	Alleghany Corp. *	353,659
4	Berkshire Hathaway, Inc. Class A *	468,000
5,000	Berkshire Hathaway, Inc. Class B *	390,600
125,100	Citigroup, Inc. *	512,910
30,000	Gleacher & Company, Inc. *	60,000
20,000	Knight Capital Group, Inc. *	287,600
13,000	Loews Corp.	482,950
		2,555,719
Heathcare - 2.29%
20,000	Pfizer, Inc.	300,000

Industrials - 3.08%
25,000	General Electric Co.	403,000

Information Technology - 7.50%
7,000	Paychex, Inc.	181,930
14,000	Qualcom, Inc.	533,120
40,000	Shanda Games Ltd. ADR *	265,200
		980,250
Telecommunication - 5.43%
10,000	AT&T Corp.	259,400
4,000	China Mobile Ltd.	203,760
8,500	Verizon Communications, Inc.	247,010
		710,170

TOTAL FOR COMMON STOCKS (Cost $5,895,555) - 41.14%		5,381,039

EXCHANGE TRADED FUNDS - 22.69%
14,000	iShares S&P Global Energy	450,100
12,500	iShares Dow Jones US Oil Equipment Index	526,375
12,000	ProShares Short S&P 500 *	613,920
3,000	SPDR Gold Trust *	346,470
10,000	SPDR S&P Metals & Mining	498,900
17,500	SPDR Utilities Select Sector	531,475

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $2,954,719) - 22.69%		2,967,240

SHORT TERM INVESTMENTS - 36.26%
4,742,076	Fidelity Money Market Portfolio Class Select 0.20%**	4,742,076

TOTAL SHORT TERM INVESTMENTS (Cost $4,742,076) - 36.26%		4,742,076

TOTAL INVESTMENTS (Cost $13,592,350) - 100.09%		13,090,355

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.09)%		(12,941)

NET ASSETS - 100.00%		$13,077,414

* Non-income producing security during the period
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.           These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of July 31, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 5,381,039	-	-	$ 5,381,039
	Exchange Traded Funds	2,967,240	-	-	2,967,240
	Short-Term Investments:
	Fidelity Money Market Portfolio Class Select	4,742,076	-	-	4,742,076

		$ 13,090,355	-	-	$ 13,090,355

The accompanying notes are an integral part of these financial statements.

	Fallen Angels Income Fund
	Schedule of Investments
	July 31, 2010

Shares		Value

CLOSED END MUTUAL FUNDS - 36.32%
15,000	Aberdeen Emerging Markets Telecommunications Fund, Inc.	$ 256,200
13,000	Advent Claymore Convert Securities & Income Fund	218,790
50,000	Alliance Bernstein Income Fund	416,500
45,000	Alpine Global Premier Properties Fund	278,100
60,000	BlackRock Income Trust	415,800
25,000	Eaton Vance Tax Advantaged Dividend Income Fund	375,000
35,000	Eaton Vance Tax Advantaged Global Dividend Income Fund	461,300
18,000	Eaton Vance Tax-Managed Diversified Equity Income Fund	213,840
11,700	General American Investors Company, Inc.	269,100
15,000	Helios Total Return Fund, Inc.	89,400
45,000	Liberty All-Star Equity Fund	192,600
17,000	Royce Value Trust, Inc. *	191,760
7,000	Source Capital, Inc.	301,350
20,000	Templeton Emerging Markets Income Fund	313,200
17,000	Templeton Global Income Fund	174,080
25,000	Western Asset Claymore Inflation-Linked Opportunities & Income Fund	309,750

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $4,687,553) - 36.32%		4,476,770

EQUITY SECURITIES - 8.31%
10,000	Altria Group, Inc.	221,600
10,000	AT&T Corp.	259,400
5,000	Merck & Co., Inc.	172,300
15,000	Pfizer, Inc.	225,000
45,000	Sea Containers Ltd. (Bermuda) † *	0
5,000	Verizon Communications, Inc.	145,300

TOTAL FOR EQUITY SECURITIES (Cost $1,045,847) - 8.31%		1,023,600

EXCHANGE TRADED FUNDS - 7.51%
8,000	iShares S&P U.S. Preferred Stock Index	314,800
6,000	ProShares Short S&P 500 *	306,960
10,000	SPDR Utilities Select Sector	303,700

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $770,704) - 7.51%		925,460

INVESTMENT TRUST - 2.36%
15,000	Penn West Energy Trust (Canada)	290,850

TOTAL FOR INVESTMENT TRUST (Cost $377,472) - 2.36%		290,850

LIMITED PARTNERSHIP - 3.28%
8,000	Energy Transfer Partners L.P.	404,640

TOTAL FOR LIMITED PARTNERSHIP (Cost $348,970) - 3.28%		404,640

MORTGAGE BACKED SECURITIES - 1.49%
68,000	Credit Suisse Mortgage Capital Certificate 5.71% 02/15/39	73,143
60,000	GMAC Commercial Mortgage Securities, Inc. 4.55% 12/10/41	61,027
48,880	JPMorgan Chase 5.25% 01/12/43	49,125

TOTAL FOR MORTGAGE BACKED SECURITIES (Cost $176,077) - 1.49%		183,295

PREFERRED SECURITIES - 21.25%
9,900	Allmerica Financial (Corts) 7.75%	242,451
4,800	AON Capital Trust A (Corts) 7.75%	120,768
9,800	Arch Cap Ltd Preferred 8.00%	249,900
7,300	BioMed Realty Trust 7.375%	182,135
5,812	Bristol-Meyers Squibb (Corts) 6.80%	149,921
12,300	Hospitality Property Trust 7.00%	288,804
6,200	JC Penney (Corts) 7.625%	150,040
6,000	LMG Pplus 6.70%	112,200
4,700	MSDW Structured Asset Corp. SATURNS DPL Capital Sec-Bkd Series 2002-3 7.875% Cl A	121,260
5,000	Morgan ST III 6.25%	120,950
6,190	SunAmerica (Corts) 6.70%	139,987
9,400	Telephone & Data 7.60% 12/01/41	237,538
10,583	Unum Provident (Pplus) 7.40%	264,575
9,400	US Cellular 7.50% 6/15/34	238,572

TOTAL FOR PREFERRED SECURITIES (Cost $2,684,017) - 21.25%		2,619,101

SHORT TERM INVESTMENTS - 13.59%
1,674,781	Fidelity Money Market Portfolio Class Select 0.20%**	1,674,781

TOTAL SHORT TERM INVESTMENTS (Cost $1,674,781) - 13.59%		1,674,781

TOTAL INVESTMENTS (Cost $11,765,421) - 94.11%		11,598,497

OTHER ASSETS LESS LIABILITIES - 5.89%		726,261

NET ASSETS - 100.00%		$ 12,324,758

† This security has been valued according to the fair value pricing policies of the Fund.
* Non-income producing security during the period
** Variable rate security; the coupon rate shown represents the yield at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.           These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own         assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of July 31, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Closed End Mutual Funds	$ 4,476,770	-	-	$ 4,476,770
	Equity Securities	1,023,600	-	-	1,023,600
	Exchange Traded Funds	925,460	-	-	925,460
	Investment Trust	290,850	-	-	290,850
	Limited Partnership	404,640	-	-	404,640
	Mortgage Backed Securities	183,295	-	-	183,295
	Preferred Securities	2,619,101	-	-	2,619,101
	Short-Term Investments:
	Fidelity Money Market Portfolio Class Select	1,674,781	-	-	1,674,781

		$ 11,598,497	-	-	$ 11,598,497

AMM Funds
Statements of Assets and Liabilities
July 31, 2010

Assets:	Value Fund	Income Fund
Investments in Securities, at Value (Cost $13,592,350 and $11,765,421)	$ 13,090,355	$ 11,598,497
Receivables:
Dividends and Interest	11,342	38,650
Securities Sold	-	706,164
Prepaid Expenses	10,181	11,148
Total Assets	13,111,878	12,354,459
Liabilities:
Payables:
Management Fees	11,031	10,281
Administrative Fees	2,668	2,570
Distribution Fees	2,668	2,560
Other Expenses	18,097	14,290
Total Liabilities	34,464	29,701
Net Assets	$ 13,077,414	$ 12,324,758

Net Assets Consist of:
Paid In Capital	$ 17,597,987	$ 17,809,246
Accumulated Undistributed Net Investment Income	-	159,861
Accumulated Realized Loss on Investments	(4,018,578)	(5,477,426)
Unrealized Depreciation in Value of Investments	(501,995)	(166,923)
Net Assets, for 1,682,697 and 1,675,651 Shares Outstanding	$ 13,077,414	$ 12,324,758

Net Asset Value Per Share	$ 7.77	$ 7.36

The accompanying notes are an integral part of these financial statements.

AMM Funds
Statements of Operations
For the year ended July 31, 2010

Investment Income:	Value Fund	Income Fund
Dividends (net of foreign withholding of $374 and $2,478, respectively)	$ 162,529	$ 682,054
Interest	11,728	9,633
Total Investment Income	174,257	691,687

Expenses:
Advisory Fees (Note 3)	141,671	125,920
Administrative Fees (Note 3)	35,418	31,480
Distribution (12b-1) Fees (Note 3)	35,418	31,481
Transfer Agent Fees	30,302	30,302
Registration Fees	27,437	20,837
Custodian Fees	10,001	7,001
Audit Fees	13,201	13,201
Legal Fees	10,475	10,275
Trustee Fees	3,852	3,895
Printing and Mailing Fees	1,700	1,151
Miscellaneous Fees	300	360
Insurance Fees	950	1,570
Total Expenses	310,725	277,473

Net Investment Income (Loss)	(136,468)	414,214

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(558,776)	(319,568)
Capital Gain Distribution From Portfolio Companies	-	3,331
Net Change in Unrealized Appreciation on Investments	1,045,334	1,591,951
Net Realized and Unrealized Gain on Investments	486,558	1,275,714

Net Increase in Net Assets Resulting from Operations	$ 350,090	$ 1,689,928

The accompanying notes are an integral part of these financial statements.

Fallen Angels Value Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2010	7/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (136,468)	$ (78,570)
Net Realized Loss on Investments	(558,776)	(2,040,095)
Unrealized Appreciation (Depreciation) on Investments	1,045,334	(1,054,162)
Net Increase (Decrease) in Net Assets Resulting from Operations	350,090	(3,172,827)

Distributions to Shareholders:
Net Investment Income	(11,709)	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	(11,709)	-

Capital Share Transactions	(1,347,945)	(1,247,702)

Total Decrease in Net Assets	(1,009,564)	(4,420,529)

Net Assets:
Beginning of Period	14,086,978	18,507,507

End of Period (Including Undistributed Net Investment Income
of $0 and $11,767, respectively)	$ 13,077,414	$ 14,086,978

The accompanying notes are an integral part of these financial statements.

Fallen Angels Income Fund
Statements of Changes in Net Assets

	Years Ended
	7/31/2010	7/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 414,214	$ 546,003
Net Realized Loss on Investments	(319,568)	(2,987,814)
Capital Gain on Distributions from Portfolio Companies	3,331	1,628
Unrealized Appreciation on Investments	1,591,951	343,736
Net Increase (Decrease) in Net Assets Resulting from Operations	1,689,928	(2,096,447)

Distributions to Shareholders:
Net Investment Income	(420,091)	(380,266)
Realized Gain	-	-
Total Distributions Paid to Shareholders	(420,091)	(380,266)

Capital Share Transactions	(870,340)	(1,419,292)

Total Increase (Decrease) in Net Assets	399,497	(3,896,005)

Net Assets:
Beginning of Period	11,925,261	15,821,266

End of Period (Including Undistributed Net Investment Income of $159,861
and $165,738, respectively)	$ 12,324,758	$ 11,925,261

The accompanying notes are an integral part of these financial statements.

Fallen Angels Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

				Period *
	Years Ended			Ended
	7/31/2010	7/31/2009	7/31/2008	7/31/2007

Net Asset Value, at Beginning of Period	$ 7.59	$ 9.14	$ 10.32	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.08)	(0.04)	0.01	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	0.27	(1.51)	(1.10)	0.23
Total from Investment Operations	0.19	(1.55)	(1.09)	0.36

Distributions:
Net Investment Income	(0.01)	-	(0.09)	(0.04)
Realized Gains	-	-	-	-
Total from Distributions	(0.01)	-	(0.09)	(0.04)

Net Asset Value, at End of Period	$ 7.77	$ 7.59	$ 9.14	$ 10.32

Total Return ***	2.45%	(16.96)%	(10.63)%	3.62%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,077	$ 14,087	$ 18,507	$ 21,424
Before Waivers
Ratio of Expenses to Average Net Assets	2.19%	2.18%	1.99%	1.91%	****
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.96)%	(0.57)%	0.13%	1.60%	****
After Waivers
Ratio of Expenses to Average Net Assets	2.19%	2.18%	1.99%	1.74%	****
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.96)%	(0.57)%	0.13%	1.77%	****
Portfolio Turnover	286.18%	215.67%	451.20%	31.18%

* For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
**** Annualized
The accompanying notes are an integral part of these financial statements.

Fallen Angels Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

				Period *
	Years Ended			Ended
	7/31/2010	7/31/2009	7/31/2008	7/31/2007

Net Asset Value, at Beginning of Period	$ 6.64	$ 7.81	$ 9.54	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.24	0.30	0.56	0.48
Net Gain (Loss) on Securities (Realized and Unrealized)	0.72	(1.26)	(1.61)	(0.45)
Total from Investment Operations	0.96	(0.96)	(1.05)	0.03

Distributions:
Net Investment Income	(0.24)	(0.21)	(0.62)	(0.49)
Realized Gains	-	-	(0.06)	-
Total from Distributions	(0.24)	(0.21)	(0.68)	(0.49)

Net Asset Value, at End of Period	$ 7.36	$ 6.64	$ 7.81	$ 9.54

Total Return ***	14.62%	(12.10)%	(11.65)%	0.22%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,325	$ 11,925	$ 15,822	$ 18,605
Before Waivers
Ratio of Expenses to Average Net Assets	2.20%	2.37%	2.09%	2.02%	****
Ratio of Net Investment Income (Loss) to Average Net Assets	3.29%	4.87%	6.35%	6.64%	****
After Waivers
Ratio of Expenses to Average Net Assets	2.20%	2.37%	2.09%	1.88%	****
Ratio of Net Investment Income to Average Net Assets	3.29%	4.87%	6.35%	6.78%	****
Portfolio Turnover	37.83%	99.76%	138.49%	96.47%

* For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for period of less than one year.
**** Annualized
The accompanying notes are an integral part of these financial statements.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2010

Note 1. Organization

The Fallen Angels Value Fund (“Value Fund”) and the Fallen Angels Income Fund (“Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of AMM Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Funds commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Funds are the only series currently authorized by the Board of Trustees (“the Board”).  The investment adviser to the Funds is American Money Management, LLC (the “Advisor”).

The Value Fund’s investment objective is to seek long-term capital appreciation. The Income Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

Codification - The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Each Fund’s assets are generally valued at their market value using market quotations. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value in accordance with policies approved by the Funds’ Board of Trustees (the “Board”). For example, fair value pricing may be used if an event occurs after the close of the foreign market that could have an impact on the foreign securities value. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair Valuation- The investment in 45,000 shares of Sea Containers Ltd., in the Income Fund, has been valued at $.00 per share.  This security has been valued according to the fair value pricing policies of the Funds.

Option Writing- When either Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective August 1, 2009. This guidance requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. The Funds did not have any activity in derivatives for the year ended July 31, 2010.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Fund may be delayed or limited.

Financial Futures Contracts- The Funds may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, A Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales- The Funds may sell a security that they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes - The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended July 31, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Valuation – The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m. Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. Each Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing – Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Each Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders- Each Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Value Fund will distribute dividends and capital gains annually, and expects that distributions will consist primarily of capital gains. The Income Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications - As of July 31, 2010, the Value Fund recorded permanent book/tax differences of $136,410 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Note 3. Investment Management and Service Agreements

The Trust has a management agreement (the “Management Agreement”) with the Advisor pursuant to which the Advisor, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investments program for the Funds consistent with each Funds investment objective and policies.  Under the Management Agreement, each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% per Fund. For the year ended July 31, 2010, the Advisor earned a fee of $141,671 and $125,920 for the Value Fund and Income Fund, respectively. The Funds owed the Advisor management fees of $11,031 and $10,281 for the Value Fund and Income Fund, respectively, as of July 31, 2010.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25%. For the year ended July 31, 2010, the Advisor earned a fee of $35,418 and $31,480 from the Value Fund and Income Fund, respectively.  The Funds owed the Advisor administrative fees of $2,668 and $2,570 for the Value Fund and Income Fund, respectively, as of July 31, 2010.

The Funds have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Funds pay the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Funds’ shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Funds’ incur such distribution expenses at the rate of 0.25% per annum of the Funds average net assets. For the year ended July 31, 2010, distribution (12b-1) fees of the Plan accrued fees of $35,418 and $31,480 under the plan from the Value Fund and Income Fund, respectively. The Funds owed the Advisor $2,668 and $2,560 for the Value Fund and Income Fund, respectively as of July 31, 2010.

Note 4. Related Party Transactions

Gabriel B. Wisdom is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wisdom receives benefits from the Advisor resulting from management, administration and distribution (12b-1) fees paid to the Advisor by the Funds.

Note 5. Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2010 was $17,597,987 and $17,809,246 representing 1,682,697 and 1,675,651 shares outstanding for the Value Fund and Income Fund, respectively.

Transactions in capital stock for the period ended July 31, 2010 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	183,298	$1,481,943	191,936	$1,358,395
Shares issued in reinvestment of distributions	1,427	11,709	58,723	415,667
Shares redeemed	(356,972)	(2,841,597)	(370,733)	(2,644,402)
Net Increase (decrease)	(172,247)	$(1,347,945)	(120,074)	$(870,340)

Transactions in capital stock for the fiscal year ended July 31, 2009 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	240,698	$1,765,282	260,573	$1,621,017
Shares issued in reinvestment of distributions	-	-	59,382	375,039
Shares redeemed	(411,085)	(3,012,984)	(551,052)	(3,415,348)
Net Increase (decrease)	(170,387)	$(1,247,702)	(231,097)	$(1,419,292)

Note 6. Investment Transactions

For the year ended July 31, 2010, purchases and sales of investment securities other than U.S. Government obligations aggregated $25,716,879 and $28,500,003 for the Value Fund and $3,863,870 and $3,910,248 for the Income Fund, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively, for each Fund.

Note 7. Tax Matters

As of July 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

  Value Fund

Income Fund

Undistributed ordinary income (loss)

   $               0          $     159,861

Capital loss carryforward expiring 7/31/2018+

                   $ 1,647,626

$  2,126,805

Capital loss carryforward expiring 7/31/2017+

                      1,541,434

    2,973,867

Capital loss carryforward expiring 7/31/2016+

                         326,583

                  -

    $3,515,643

$  5,100,672

Post-October capital loss deferrals between realized 11/1/09 and 7/31/2010*          $   502,935

$     368,885

Gross unrealized appreciation on investment securities

   $    215,001          $    649,377

Gross unrealized depreciation on investment securities                                                (694,163)             (824,169)

Net unrealized depreciation on investment securities

   $   (479,162)        $   (174,792)

Cost of investment securities, including short-term investments**

  $ 10,614,798

$11,773,289

*These deferrals are considered incurred in the subsequent year.

** The difference between book and tax cost represents disallowed wash sales for tax purposes.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years through the expiration date. The Funds will not make distributions from capital gains while a capital loss carryforward remains.

The Value Fund paid a distribution in the amount of $11,709, from ordinary income, for the year ended July 31, 2010.

The Income Fund paid distributions in the amount of $420,091, from ordinary income, for the year ended July 31, 2010.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of July 31, 2010, Charles Schwab for the benefit of its customers owned, in aggregate, approximately 94.86% and 93.79% of the Value Fund and Income Fund, respectively, and may be deemed to control the Funds.

Note 9. New Accounting Pronouncement.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of AMM Funds

We have audited the accompanying statements of assets and liabilities of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, including the schedules of investments as of July 31, 2010 and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the three year period then ended and for the period November 10, 2006 (commencement of investment operations) through July 31, 2007.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of July 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of AMM Funds, as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each the three years in the period then ended and the period November 10, 2006 (commencement of investment operations) through July 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

September  29, 2010

AMM Funds
Expense Illustration
July 31, 2010 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees, 12b-1 distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2010 through July 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2010	July 31, 2010	February 1,2010 to July 31,2010

Actual	$1,000.00	$968.83	$10.69
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.93	$10.94

* Expenses are equal to the Fund's annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2010	July 31, 2010	February 1,2010 to July 31,2010

Actual	$1,000.00	$1,050.44	$11.18
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.88	$10.99

* Expenses are equal to the Fund's annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2010 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 44	Trustee since August 2006.	2	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-present)
Ingram S. Chodorow P.O. Box 675167, Rancho Santa Fe, CA 92067 Age: 71	Trustee since August 2006.	2	President/CEO, Elsac Group, Inc.(2009), (investments), President/CEO, Placontrol, Inc. (1973-2009) (oral care products)
Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Age: 53	Trustee since August 2006.	2	Management consultant, self-employed (1990-present)
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 48	Trustee since August 2006.	2	President/CEO, BottomLine Marketing (2001-present) (marketing)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940 as amended, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Directorships
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 60	Trustee since June 2006; President since August 2006.	2	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 34	Treasurer since August 2006.	N/A	Chief Investment Officer, American Money Management (2001 to present)
Joseph D. Dang P.O. Box 675203 Rancho Santa Fe, CA 92067 Age: 33	Secretary since June 2006; CCO since August 2006.	N/A	Counsel and Chief Compliance Officer, American Money Management, LLC (2005 to present); Financial Analyst/Financial Planner, Ayco (financial planning subsidiary of Goldman Sachs) (2004 to 2005)

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Funds' investment adviser.

AMM FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2010 (UNAUDITED)

Additional Information

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Funds’ Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Funds’ State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended July 31, are available without charge upon request by (1) calling the Fund at (800) 595-4866 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at (866) 663-8023.

Board of Trustees

Ingram S. Chodorow

Miro Copic

Kelly C. Huang

Linda J. Rock

Gabriel B. Wisdom

Investment Adviser

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the AMM Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 20,000

FY 2009

$ 19,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2010

$ 0

$ 0

FY 2009

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2010

$ 3,000

$ 0

FY 2009

$ 3,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2010

$ 0

$ 0

FY 2009

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2010

$ 3,000

$ 0

FY 2009

$ 3,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

AMM Funds

By /s/Gabriel B. Wisdom, President

     Gabriel B. Wisdom

     President

Date: October 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gabriel B. Wisdom, President

      Gabriel B. Wisdom

      President

Date October 4, 2010

By /s/Michael Moore

      Michael Moore

      Treasurer

Date October 4, 2010